AXP(R)
                                                                 U.S. Government
                                                                   Mortgage Fund

                                                              2002 ANNUAL REPORT
                                                           (PROSPECTUS ENCLOSED)
American
   Express
  Funds                                              (icon of) clock

AXP U.S. Government Mortgage Fund
seeks to provide shareholders with
current income as its primary goal and,
as its secondary goal, preservation of capital.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Table of Contents

2002 ANNUAL REPORT
The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman                                           3
Portfolio Manager Q & A                                     3
Fund Facts                                                  6
Making the Most of the Fund                                 7
Board Members and Officers                                  8
Independent Auditors' Report                               11
Financial Statements                                       12
Notes to Financial Statements                              15
Investments in Securities                                  23
Federal Income Tax Information                             25

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2  AXP U.S. GOVERNMENT MORTGAGE FUND -- ANNUAL REPORT

(picture of)Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

Although we see reason for optimism as the U.S. economy slowly improves, various factors continue to create uncertainty in the financial markets. Warnings about terrorist activities, doubts about the reliability of companies' financial information and growing unrest around the world have contributed to a volatile environment in 2002. While this short-term volatility is unsettling, we encourage you to keep a long-term perspective when it comes to your investments. At times like these, it is important for you to assess your own financial needs, set short- and long-term goals and develop a plan to obtain these goals. Your personal financial advisor can be an important asset in helping you meet your goals.

American Express Financial Corporation has set its own goals to assist you in meeting yours. It has taken steps toward improving the competitive ranking and investment performance of the American Express Funds and expanding the range of investment options. The members of the Board, the majority of whom are independent from American Express Financial Corporation, oversee these efforts and believe the steps that have been taken show promise for meeting the goals.

This Fund will join the other American Express Funds in holding shareholder meetings in November. We believe it is important for your voice as a Fund shareholder to be heard. When you receive your proxy statement, please take the time to consider the proposals and vote. The Board's recommendation on each proposal will be outlined in the proxy statement.

On behalf of the Board,

Arne H. Carlson

(picture of) Scott R. Kirby
Scott R. Kirby
Portfolio Manager

Portfolio Manager Q & A

Q: How did AXP U.S. Government Mortgage Fund perform for the period ended May 31, 2002?

A: The Fund's inception occurred at a particularly good time for investors in mortgage-backed securities, which are the focus of the portfolio. We are pleased to report that AXP U.S. Government Mortgage Fund performed well for the period under review, gaining 1.75% (Class A shares, not including sales charges) from

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3  AXP U.S. GOVERNMENT MORTGAGE FUND -- ANNUAL REPORT

Feb. 14, 2002 (the date shares became publicly available) through May 31, 2002. By comparison, the Lehman Mortgage Backed Securities Index and the Lipper Mortgage Funds Index, returned 1.83% and 1.28%, respectively, during the period from March 1, 2002 to May 31, 2002.

Q: What factors affected the Fund's performance during the period?

A: After struggling through a fairly volatile period in the months leading up to the Fund's inception, mortgage-backed securities performed particularly well in the three-and-a-half month period that ended on May 31. Typically in an environment where volatility in the bond market as a whole is limited, mortgage-backed securities tend to perform quite well, and that proved to be the case during the Fund's initial months. Coming into the period, yields on mortgage-backed issues looked reasonably attractive when compared to yields on U.S. Treasury securities. An additional factor contributing to strong performance for this segment of the market was that home refinancing activity, which had picked up as interest rates declined in 2001, started to tail off in early 2002. That reduced the supply of new mortgage-backed issues coming to market. At the same time a number of investors, including many on the institutional side of the market, found the relative security of mortgage-backed securities preferable to the uncertainties that were negatively affecting corporate bonds. Those concerns included accounting problems at selected companies and weakness in certain sectors of the corporate debt market. Mortgage-backed securities looked far more reliable by comparison. When taken as a whole, these factors contributed to a strong start for this young Fund.

Q: How did you structure the portfolio's investments during this period?

A: According to the Fund's objective, 80% of the Fund's net assets need to be invested in mortgage-backed securities. We invested most of the Fund's assets in securities issued by government mortgage agencies, including GNMA, FNMA and FHLMC. The remaining assets were spread among short-term notes issued by various U.S. government agencies. Our focus was to generate a competitive level of current income while maintaining a significant degree of credit quality in the Fund. Most of the securities purchased were of an intermediate term, and represented what we believed were fair values in the current marketplace.

During the period, we also implemented the use of a strategy called mortgage dollar rolls, which led to a high portfolio turnover level for AXP U.S. Government Mortgage Fund. With dollar rolls, we sell a pool of mortgage-backed securities that would have delivered in the current month and we simultaneously agree to purchase a similar pool of securities at a future date. In certain market environments like the one we are experiencing, we believe this strategy adds to the return potential of the Fund without significantly increasing its risk profile.

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4  AXP U.S. GOVERNMENT MORTGAGE FUND -- ANNUAL REPORT

Q: What is your outlook for the months ahead?

A: It seems likely that if the U.S. economy continues to improve as it did during the Fund's initial months of operation, interest rates could trend higher. While that can put pressure on bond values, we don't think the rate of economic growth in the U.S. is sufficient to cause a dramatic jump in interest rates. As a result, we may continue to experience a relatively stable environment for bonds, which should create a favorable backdrop for the Fund. We also look for fewer homeowners to refinance their mortgages, and that will help maintain a favorable supply-and-demand environment for investors in the mortgage-backed sector of the market. While we can't anticipate that the environment will always be as favorable for shareholders as were the initial months of the Fund's operation, we still anticipate solid opportunities to occur in the mortgage-backed market in the year ahead.

Q: How are you positioning the Fund in light of your outlook?

A: In an environment where the most likely trend anticipated in the bond market is for interest rates to edge higher, we will maintain a slightly cautious stance in terms of the Fund's interest rate sensitivity. We anticipate that, barring any major unforeseen events, changes in interest rates will be relatively modest during the rest of 2002, and that will result in a manageable environment for the Fund. The primary focus we will keep in mind as we make investment decisions in this phase of the market cycle is to preserve capital while generating a competitive dividend for shareholders. As is typical in this Fund, we will work to minimize credit risk and remain primarily invested in securities issued by U.S. government mortgage agencies.


Scott R. Kirby

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5  AXP U.S. GOVERNMENT MORTGAGE FUND -- ANNUAL REPORT

Fund Facts

Class A -- Feb. 14, 2002* - May 31, 2002
(All figures per share)

Net asset value (NAV)
May 31, 2002                                               $5.06
Feb. 14, 2002*                                             $5.01
Increase                                                   $0.05

Distributions -- Feb. 14, 2002* - May 31, 2002
From income                                                $0.03
From long-term capital gains                               $  --
Total distributions                                        $0.03
Total return**                                            +1.75%***

Class B -- Feb. 14, 2002* - May 31, 2002
(All figures per share)

Net asset value (NAV)
May 31, 2002                                               $5.07
Feb. 14, 2002*                                             $5.01
Increase                                                   $0.06

Distributions -- Feb. 14, 2002* - May 31, 2002
From income                                                $0.02
From long-term capital gains                               $  --
Total distributions                                        $0.02
Total return**                                            +1.76%***

Class C -- Feb. 14, 2002* - May 31, 2002
(All figures per share)

Net asset value (NAV)
May 31, 2002                                               $5.07
Feb. 14, 2002*                                             $5.01
Increase                                                   $0.06

Distributions -- Feb. 14, 2002* - May 31, 2002
From income                                                $0.02
From long-term capital gains                               $  --
Total distributions                                        $0.02
Total return**                                            +1.74%***

Class Y -- Feb. 14, 2002* - May 31, 2002
(All figures per share)

Net asset value (NAV)
May 31, 2002                                               $5.06
Feb. 14, 2002*                                             $5.01
Increase                                                   $0.05

Distributions -- Feb. 14, 2002* - May 31, 2002
From income                                                $0.03
From long-term capital gains                               $  --
Total distributions                                        $0.03
Total return**                                            +1.80%***

  * When shares became publicly available.
 ** The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.
*** The total return is not annualized.


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6  AXP U.S. GOVERNMENT MORTGAGE FUND -- ANNUAL REPORT

Making the Most of the Fund

BUILD YOUR ASSETS SYSTEMATICALLY
One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

                        How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$15                   $16  $18  $20
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10
$ 5         $8   $6   $4   $4   $7

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
-------------------------------------------------------------------------------
                 $100 invested per month. Total invested: $600.

* Shares purchased is determined by dividing the amount invested per month by the current share price.

THREE WAYS TO BENEFIT FROM A MUTUAL FUND:

o    your shares increase in value when the Fund's investments do well
o you receive capital gains when the gains on investments sold by the Fund exceed losses
o you receive income when the Fund's dividends, interest and other income exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

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7  AXP U.S. GOVERNMENT MORTGAGE FUND -- ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 78 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age               Position held       Principal occupations during past   Other directorships
                                 with Registrant     five years
                                 and length of
                                 service
-------------------------------- ------------------- ----------------------------------- ------------------------------------
H. Brewster Atwater, Jr.         Board member        Retired chair and chief executive
4900 IDS Tower                   since 1996          officer, General Mills, Inc.
Minneapolis, MN 55402                                (consumer foods)
Born in 1931
-------------------------------- ------------------- ----------------------------------- ------------------------------------
Arne H. Carlson                  Chair of the        Chair, Board Services Corporation
901 S. Marquette Ave.            Board since 1999    (provides administrative services
Minneapolis, MN 55402                                to boards), former Governor of
Born in 1934                                         Minnesota
-------------------------------- ------------------- ----------------------------------- ------------------------------------
Lynne V. Cheney                  Board member        Distinguished Fellow, AEI           The Reader's Digest  Association
American Enterprise Institute    since 1994                                              Inc.
for Public
Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
-------------------------------- ------------------- ----------------------------------- ------------------------------------
Livio D. DeSimone                Board member        Retired chair of the board and      Cargill, Incorporated (commodity
30 Seventh Street East           since 2001          chief executive officer,            merchants and processors), Target
Suite 3050                                           Minnesota Mining and                Corporation (department stores),
St. Paul, MN 55101-4901                              Manufacturing (3M)                  General Mills, Inc. (consumer
Born in 1936                                                                             foods), Vulcan Materials Company
                                                                                         (construction materials/chemicals)
                                                                                         and Milliken & Company (textiles
                                                                                         and chemicals)
-------------------------------- ------------------- ----------------------------------- ------------------------------------
Ira D. Hall                      Board member        Private investor; formerly with     Imagistics International, Inc.
Texaco, Inc.                     since 2001          Texaco Inc., treasurer, 1999-2001   (office equipment), Reynolds &
2000 Westchester Avenue                              and general manager, alliance       Reynolds Company (information
White Plains, NY 10650                               management operations, 1998-1999.   services), TECO Energy, Inc.
Born in 1944                                         Prior to that, director,            (energy holding company), The
                                                     International Operations IBM Corp.  Williams Companies, Inc. (energy distribution company)
-------------------------------- ------------------- ----------------------------------- ------------------------------------
Heinz F. Hutter                  Board member        Retired president and chief
P.O. Box 2187                    since 1994          operating officer, Cargill,
Minneapolis, MN 55402                                Incorporated (commodity merchants
Born in 1929                                         and processors)
-------------------------------- ------------------- ----------------------------------- ------------------------------------
Anne P. Jones                    Board member        Attorney and consultant             Motorola, Inc. (electronics)
5716 Bent Branch Rd.             since 1985
Bethesda, MD 20816
Born in 1935
-------------------------------- ------------------- ----------------------------------- ------------------------------------


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8  AXP U.S. GOVERNMENT MORTGAGE FUND -- ANNUAL REPORT

Independent Board Members (continued)

Name, address, age               Position held       Principal occupations during past   Other directorships
                                 with Registrant     five years
                                 and length of
                                 service
-------------------------------- ------------------- ----------------------------------- ------------------------------------
Stephen R. Lewis, Jr.            Board member        President and professor of
Carleton College                 since 2002          economics, Carleton College
One North College Street
Northfield, MN 55057
Born in 1939
-------------------------------- ------------------- ----------------------------------- ------------------------------------
William R. Pearce                Board member        RII Weyerhaeuser World
2050 One Financial Plaza         since 1980          Timberfund, L.P. (develops timber
Minneapolis, MN 55402                                resources) - management
Born in 1927                                         committee; former chair, American
                                                     Express Funds
-------------------------------- ------------------- ----------------------------------- ------------------------------------
Alan G. Quasha                   Board member        President, Quadrant Management,
720 Fifth Avenue                 since 2002          Inc. (management of private
New York, NY 10019                                   equities)
Born in 1949
-------------------------------- ------------------- ----------------------------------- ------------------------------------
Alan K. Simpson                  Board member        Former three-term United States     Biogen, Inc. (bio-pharmaceuticals)
1201 Sunshine Ave.               since 1997          Senator for Wyoming
Cody, WY 82414
Born in 1931
-------------------------------- ------------------- ----------------------------------- ------------------------------------
C. Angus Wurtele                 Board member        Retired chair of the board and      Bemis Corporation (packaging)
4900 IDS Tower                   since 1994          chief executive officer, The
Minneapolis, MN 55402                                Valspar Corporation
Born in 1934
-------------------------------- ------------------- ----------------------------------- ------------------------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name, address, age               Position held       Principal occupations during past   Other directorships
                                 with Registrant     five years
                                 and length of
                                 service
-------------------------------- ------------------- ----------------------------------- ------------------------------------
David R. Hubers                  Board member        Retired chief executive officer     Chronimed Inc. (specialty
50643 AXP Financial Center       since 1993          and director of AEFC                pharmaceutical distribution), RTW
Minneapolis, MN 55474                                                                    Inc. (manages worker's
Born in 1943                                                                             compensation programs), Lawson
                                                                                         Software, Inc. (technology based
                                                                                         business applications)
-------------------------------- ------------------- ----------------------------------- ------------------------------------
John R. Thomas 50652             Board member        Senior vice president -
AXP Financial Center             since 1987,         information and technology of AEFC
Minneapolis, MN 55474            president since
Born in 1937                     1997
-------------------------------- ------------------- ----------------------------------- ------------------------------------
William F. Truscott              Board member        Senior vice president - chief
53600 AXP Financial Center       since 2001,  vice   investment officer of AEFC;
Minneapolis, MN 55474            president since     former chief investment officer
Born in 1960                     2002                and managing director, Zurich
                                                     Scudder Investments
-------------------------------- ------------------- ----------------------------------- ------------------------------------

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9  AXP U.S. GOVERNMENT MORTGAGE FUND -- ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age               Position held       Principal occupations during past   Other directorships
                                 with Registrant     five years
                                 and length of
                                 service
-------------------------------- ------------------- ----------------------------------- ------------------------------------
Leslie L. Ogg                    Vice president,     President of Board Services
901 S. Marquette Ave.            general counsel     Corporation
Minneapolis, MN 55402            and secretary
Born in 1938                     since 1978
-------------------------------- ------------------- ----------------------------------- ------------------------------------
Paul D. Pearson                  Acting treasurer    Vice president - managed
222 AXP Financial Center         since 2002          assets/investment accounting,
Minneapolis, MN 55474                                AEFC, 1998 to present; vice
Born in 1956                                         president-mutual fund
                                                     administrative services, Piper
                                                     Capital Management, 1994-1998
-------------------------------- ------------------- ----------------------------------- ------------------------------------
Stephen W. Roszell               Vice president      Senior vice president -
50239 AXP Financial Center       since 2002          institutional group of AEFC
Minneapolis, MN 55474
Born in 1949
-------------------------------- ------------------- ----------------------------------- ------------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.


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10  AXP U.S. GOVERNMENT MORTGAGE FUND -- ANNUAL REPORT

Independent Auditors' Report
THE BOARD AND SHAREHOLDERS
AXP FEDERAL INCOME FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP U.S. Government Mortgage Fund (a series of AXP Federal Income Fund, Inc.) as of May 31, 2002, the related statements of operations, changes in net assets and the financial highlights for the period from Feb. 14, 2002 (when shares became publicly available) to May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP U.S. Government Mortgage Fund as of May 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for the period stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Minneapolis, Minnesota
July 5, 2002

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11  AXP U.S. GOVERNMENT MORTGAGE FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP U.S. Government Mortgage Fund

May 31, 2002
Assets
Investments in securities, at value (Note 1)
   (identified cost $110,697,680)                                                                       $111,377,843
Cash in bank on demand deposit                                                                                40,317
Capital shares receivable                                                                                    199,696
Accrued interest receivable                                                                                  420,500
Receivable for investment securities sold                                                                 13,330,917
                                                                                                          ----------
Total assets                                                                                             125,369,273
                                                                                                         -----------
Liabilities
Dividends payable to shareholders                                                                             74,788
Capital shares payable                                                                                         1,212
Payable for investment securities purchased                                                               17,474,763
Payable for securities purchased on a when-issued basis (Note 1)                                          17,180,841
Accrued investment management services fee                                                                     1,270
Accrued distribution fee                                                                                       1,274
Accrued transfer agency fee                                                                                      242
Accrued administrative services fee                                                                              122
Other accrued expenses                                                                                        37,333
                                                                                                              ------
Total liabilities                                                                                         34,771,845
                                                                                                          ----------
Net assets applicable to outstanding capital stock                                                      $ 90,597,428
                                                                                                        ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                $    178,910
Additional paid-in capital                                                                                89,434,972
Undistributed net investment income                                                                          112,861
Accumulated net realized gain (loss)                                                                         190,522
Unrealized appreciation (depreciation) on investments                                                        680,163
                                                                                                             -------
Total -- representing net assets applicable to outstanding capital stock                                $ 90,597,428
                                                                                                        ============
Net assets applicable to outstanding shares:                Class A                                     $ 57,702,436
                                                            Class B                                     $ 28,247,125
                                                            Class C                                     $  4,636,231
                                                            Class Y                                     $     11,636
Net asset value per share of outstanding capital stock:     Class A shares         11,396,747           $       5.06
                                                            Class B shares          5,576,768           $       5.07
                                                            Class C shares            915,217           $       5.07
                                                            Class Y shares              2,299           $       5.06
                                                                                        -----           ------------

See accompanying notes to financial statements.

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12  AXP U.S. GOVERNMENT MORTGAGE FUND -- ANNUAL REPORT

Statement of operations
AXP U.S. Government Mortgage Fund

For the period from Feb. 14, 2002* to May 31, 2002
Investment income
Income:
Interest                                                                                                  $  628,608
                                                                                                          ----------
Expenses (Note 2):
Investment management services fee                                                                            80,182
Distribution fee
   Class A                                                                                                    28,211
   Class B                                                                                                    35,265
   Class C                                                                                                     6,057
Transfer agency fee                                                                                           11,005
Incremental transfer agency fee
   Class A                                                                                                       587
   Class B                                                                                                       834
   Class C                                                                                                       142
Service fee -- Class Y                                                                                             3
Administrative services fees and expenses                                                                      8,189
Compensation of board members                                                                                  2,033
Custodian fees                                                                                                 9,561
Printing and postage                                                                                          10,997
Registration fees                                                                                             68,202
Audit fees                                                                                                    14,500
Other                                                                                                            106
                                                                                                                 ---
Total expenses                                                                                               275,874
   Expenses waived/reimbursed by AEFC (Note 2)                                                               (95,921)
                                                                                                             -------
                                                                                                             179,953
   Earnings credits on cash balances (Note 2)                                                                    (42)
                                                                                                                 ---
Total net expenses                                                                                           179,911
                                                                                                             -------
Investment income (loss) -- net                                                                              448,697
                                                                                                             -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                            182,355
   Futures contracts                                                                                          16,795
   Options contracts written (Note 5)                                                                        (10,253)
                                                                                                             -------
Net realized gain (loss) on investments                                                                      188,897
Net change in unrealized appreciation (depreciation) on investments                                          651,272
                                                                                                             -------
Net gain (loss) on investments                                                                               840,169
                                                                                                             -------
Net increase (decrease) in net assets resulting from operations                                           $1,288,866
                                                                                                          ==========

* When shares became publicly available.

See accompanying notes to financial statements.

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13  AXP U.S. GOVERNMENT MORTGAGE FUND -- ANNUAL REPORT

Statement of changes in net assets
AXP U.S. Government Mortgage Fund

For the period from Feb. 14, 2002* to May 31, 2002
Operations and distributions
Investment income (loss) -- net                                                                          $   448,697
Net realized gain (loss) on investments                                                                      188,897
Net change in unrealized appreciation (depreciation) on investments                                          651,272
                                                                                                             -------
Net increase (decrease) in net assets resulting from operations                                            1,288,866
                                                                                                           ---------
Distributions to shareholders from:
   Net investment income
      Class A                                                                                               (297,178)
      Class B                                                                                                (75,981)
      Class C                                                                                                (12,617)
      Class Y                                                                                                    (80)
                                                                                                                 ---
Total distributions                                                                                         (385,856)
                                                                                                            --------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                                                32,847,519
   Class B shares                                                                                         28,841,488
   Class C shares                                                                                          4,695,391
   Class Y shares                                                                                              1,500
Reinvestment of distributions at net asset value
   Class A shares                                                                                             80,237
   Class B shares                                                                                             51,011
   Class C shares                                                                                              8,025
   Class Y shares                                                                                                  2
Payments for redemptions
   Class A shares                                                                                           (811,270)
   Class B shares (Note 2)                                                                                  (927,337)
   Class C shares (Note 2)                                                                                  (123,023)
                                                                                                            --------
Increase (decrease) in net assets from capital share transactions                                         64,663,543
                                                                                                          ----------
Total increase (decrease) in net assets                                                                   65,566,553
Net assets at beginning of period (Note 1)                                                                25,030,875**
                                                                                                          ----------
Net assets at end of period                                                                              $90,597,428
                                                                                                         ===========
Undistributed net investment income                                                                      $   112,861
                                                                                                         -----------

 *   When shares became publicly available.
** Initial capital of $25,000,000 was contributed on Feb. 7, 2002. The Fund had an increase in net assets resulting from operations of $30,875 during the period from Feb. 7, 2002 to Feb. 14, 2002 (when shares became publicly available).

See accompanying notes to financial statements.

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14  AXP U.S. GOVERNMENT MORTGAGE FUND -- ANNUAL REPORT

Notes to Financial Statements

AXP U.S. Government Mortgage Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Federal Income Fund, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Federal Income Fund, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in mortgage-backed securities. On Feb. 7, 2002, American Express Financial Corporation (AEFC) invested $25,000,000 in the Fund which represented 4,994,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5.00 per share. Shares of the Fund were first offered to the public on Feb. 14, 2002.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o    Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and sell put and call options and write put and call options. This may include purchasing mortgage-backed security (MBS) put spread options and writing covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security.

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15  AXP U.S. GOVERNMENT MORTGAGE FUND -- ANNUAL REPORT

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Short sales
The Fund may engage in short sales. In these transactions, the Fund sells a security that it does not own. The Fund is obligated to replace the security that was short by purchasing it at the market price at the time of replacement or entering into an offsetting transaction with the broker. The price at such time may be more or less than the price at which the Fund sold the security.

Securities purchased on a forward-commitment basis
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment or when-issued basis can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. As of May 31, 2002, the Fund has entered into outstanding forward-commitments of $4,142,112 and when-issued securities of $17,180,841.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.


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16  AXP U.S. GOVERNMENT MORTGAGE FUND -- ANNUAL REPORT

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $49,661 resulting in a net reclassification adjustment to decrease paid-in capital by $49,661.

The tax character of distributions paid for the period indicated is as follows:

For the period from Feb. 14, 2002* to May 31, 2002
Class A
Distributions paid from:
      Ordinary income                           $297,178
      Long-term capital gain                          --
Class B
Distributions paid from:
      Ordinary income                             75,981
      Long-term capital gain                          --
Class C
Distributions paid from:
      Ordinary income                             12,617
      Long-term capital gain                          --
Class Y
Distributions paid from:
      Ordinary income                                 80
      Long-term capital gain                          --

* When shares became publicly available.

As of May 31, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                   $412,704
Accumulated gain (loss)                         $    229
Unrealized appreciation (depreciation)          $645,401

Dividends to shareholders
Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other
Security transactions are accounted for on the date securities are purchased or sold. Interest income, including level-yield amortization of premium and discount, is accrued daily.

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17  AXP U.S. GOVERNMENT MORTGAGE FUND -- ANNUAL REPORT

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.52% to 0.395% annually.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50
o   Class B $20.50
o   Class C $20.00
o   Class Y $17.50

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $363,840 for Class A, $1,384 for Class B and $589 for Class C for the period ended May 31, 2002.

AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and to absorb certain expenses until May 31, 2003. Under this agreement, total expenses will not exceed 0.99% for Class A, 1.75% for Class B, 1.75% for Class C and 0.81% for Class Y of the Fund's average daily net assets. In addition, for the period ended May 31, 2002, AEFC and American Express Financial Advisors Inc. further voluntarily agreed to waive certain fees and reimburse expenses to 0.95% for Class A shares, 1.74% for Class B shares, 1.73% for Class C shares and 0.78% for Class Y shares.

During the period ended May 31, 2002, the Fund's custodian and transfer agency fees were reduced by $42 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $177,208,352 and $113,098,936, respectively, for the period ended May 31, 2002. Realized gains and losses are determined on an identified cost basis.

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18  AXP U.S. GOVERNMENT MORTGAGE FUND -- ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the period from Feb. 14, 2002* to May 31, 2002 are as follows:

                                                   Feb. 14, 2002* to May 31, 2002
                                        Class A       Class B         Class C           Class Y
Sold                                   6,548,408     5,749,357        936,279             299
Issued for reinvested distributions       15,930        10,111          1,590              --
Redeemed                                (161,591)     (184,700)       (24,652)             --
                                        --------      --------        -------             ---
Net increase (decrease)                6,402,747     5,574,768        913,217             299
                                       ---------     ---------        -------             ---

* When shares became publicly available.

5. OPTIONS CONTRACTS WRITTEN
Contracts and premiums associated with options contracts written are as follows:

                                       Period ended May 31, 2002
                                                 Calls
                                           Contracts    Premiums
Balance Feb. 14, 2002*                        --        $     --
Opened                                       300          46,241
Closed                                      (300)        (46,241)
                                            ----         -------
Balance May 31, 2002                          --        $     --
                                            ----         -------

* When shares became publicly available.

See "Summary of significant accounting policies."

6. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the period ended May 31, 2002.


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19  AXP U.S. GOVERNMENT MORTGAGE FUND -- ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                   2002(b)
Net asset value, beginning of period                          $5.01
Income from investment operations:
Net investment income (loss)                                    .04
Net gains (losses) (both realized and unrealized)               .04
Total from investment operations                                .08
Less distributions:
Dividends from net investment income                           (.03)
Net asset value, end of period                                $5.06

Ratios/supplemental data
Net assets, end of period (in millions)                         $58
Ratio of expenses to average daily net assets(c),(e)           .95%(d)
Ratio of net investment income (loss)
   to average daily net assets                                2.98%(d)
Portfolio turnover rate (excluding short-term securities)      200%
Total return(i)                                               1.75%

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                   2002(b)
Net asset value, beginning of period                          $5.01
Income from investment operations:
Net investment income (loss)                                    .03
Net gains (losses) (both realized and unrealized)               .05
Total from investment operations                                .08
Less distributions:
Dividends from net investment income                           (.02)
Net asset value, end of period                                $5.07

Ratios/supplemental data
Net assets, end of period (in millions)                         $28
Ratio of expenses to average daily net assets(c),(f)          1.74%(d)
Ratio of net investment income (loss)
   to average daily net assets                                2.68%(d)
Portfolio turnover rate (excluding short-term securities)      200%
Total return(i)                                               1.76%

See accompanying notes to financial highlights.

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20  AXP U.S. GOVERNMENT MORTGAGE FUND -- ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                   2002(b)
Net asset value, beginning of period                          $5.01
Income from investment operations:
Net investment income (loss)                                    .03
Net gains (losses) (both realized and unrealized)               .05
Total from investment operations                                .08
Less distributions:
Dividends from net investment income                           (.02)
Net asset value, end of period                                $5.07

Ratios/supplemental data
Net assets, end of period (in millions)                          $5
Ratio of expenses to average daily net assets(c),(g)          1.73%(d)
Ratio of net investment income (loss)
   to average daily net assets                                2.60%(d)
Portfolio turnover rate (excluding short-term securities)      200%
Total return(i)                                               1.74%

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                   2002(b)
Net asset value, beginning of period                          $5.01
Income from investment operations:
Net investment income (loss)                                    .04
Net gains (losses) (both realized and unrealized)               .04
Total from investment operations                                .08
Less distributions:
Dividends from net investment income                           (.03)
Net asset value, end of period                                $5.06

Ratios/supplemental data
Net assets, end of period (in millions)                         $--
Ratio of expenses to average daily net assets(c),(h)           .78%(d)
Ratio of net investment income (loss)
   to average daily net assets                                2.95%(d)
Portfolio turnover rate (excluding short-term securities)      200%
Total return(i)                                               1.80%

See accompanying notes to financial highlights.

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21  AXP U.S. GOVERNMENT MORTGAGE FUND -- ANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 14, 2002 (when shares became publicly available) to May 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 1.58% for the period ended May 31, 2002.
(f) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 2.34% for the period ended May 31, 2002.
(g) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 2.34% for the period ended May 31, 2002.
(h) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 1.40% for the period ended May 31, 2002.
(i)  Total return does not reflect payment of a sales charge.

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22  AXP U.S. GOVERNMENT MORTGAGE FUND -- ANNUAL REPORT

Investments in Securities
AXP U.S. Government Mortgage Fund

May 31, 2002
(Percentages represent value of investments compared to net assets)

Bonds (99.1%)
Issuer                             Coupon      Principal       Value(a)
                                    rate        amount

Mortgage-backed securities
Fannie Mae
   03-22-12                         6.25%    $1,000,000       $1,025,520
Federal Home Loan Mtge Corp
   01-01-09                         7.00      1,165,574        1,231,701
   11-01-10                         7.00        992,903        1,048,351
   02-01-17                         5.50      1,969,412        1,967,524
   02-01-17                         6.50      5,557,966        5,750,901
   04-01-17                         6.00      2,989,283        3,043,746
   03-01-30                         7.50        734,945          771,629
   06-01-31                         8.00      1,885,373        2,001,301
   03-01-32                         7.00        999,212        1,032,703
   06-01-32                         6.50     10,000,000(b)    10,130,001
  Collateralized Mtge Obligation
   06-15-26                         6.50      1,000,000        1,035,515
   02-25-42                         6.00      1,000,000        1,019,375
Federal Natl Mtge Assn
   05-01-16                         6.00      4,147,621        4,219,495
   04-01-25                         8.00      1,897,904        2,050,465
   12-01-28                         7.00      3,280,287        3,405,865
   07-01-29                         7.00      2,000,000(b)     2,061,250
   10-01-29                         7.00      1,029,579        1,064,466
   05-01-30                         6.00      3,000,000(b)     2,973,750
   07-01-30                         6.50      2,000,000(b)     2,021,250
   09-01-31                         7.50      4,980,689        5,244,077
   11-01-31                         6.50      1,976,614        2,009,282
   03-01-32                         6.50      4,941,896        5,023,149
   03-01-32                         7.00      1,502,081(b)     1,552,541
   03-01-32                         7.00      2,105,956        2,176,735
   04-01-32                         6.50     10,944,522       11,124,467
   04-01-32                         7.00      2,290,772        2,367,762
   06-01-32                         7.00      2,500,000(b)     2,583,984
  Collateralized Mtge Obligation
   07-25-13                         5.75      2,000,000        2,053,750
Freddie Mac
  Collateralized Mtge Obligation
   12-15-13                         5.50      1,000,000        1,016,406
Govt Natl Mtge Assn
   10-15-27                         7.00      1,013,368        1,052,550
   10-15-28                         6.50        766,034          782,096
   09-15-29                         6.50        733,184          747,702
   11-15-31                         7.00      1,869,988        1,939,156
   12-15-31                         6.50        995,338        1,013,152
   02-15-32                         6.50      1,245,494        1,267,757

Total bonds
(Cost: $89,129,425)                                          $89,809,374

Short-term securities (23.8%)
Issuer                           Annualized      Amount        Value(a)
                                yield on date  payable at
                                 of purchase    maturity
U.S. government agencies
Federal Home Loan Bank Disc Nts
   06-07-02                         1.74%      $900,000         $899,696
   06-14-02                         1.70      1,400,000        1,399,074
   06-26-02                         1.69      2,100,000        2,097,607
   07-26-02                         1.71      1,700,000        1,695,677
Federal Home Loan Mtge Corp Disc Nts
   06-18-02                         1.69      1,200,000        1,198,986
   06-25-02                         1.70      1,000,000          998,819
   06-25-02                         1.71      1,000,000          998,813
   06-28-02                         1.69      1,400,000        1,398,222
   07-18-02                         1.72      2,700,000        2,693,807
Federal Natl Mtge Assn Disc Nts
   06-03-02                         1.77      1,100,000        1,099,837
   06-05-02                         1.81      1,800,000        1,799,582
   06-05-02                         1.84        600,000          599,861
   06-17-02                         1.68        700,000          699,445
   07-31-02                         1.73      4,000,000        3,989,043

Total short-term securities
(Cost: $21,568,255)                                          $21,568,469

Total investments in securities
(Cost: $110,697,680)(c)                                     $111,377,843


--------------------------------------------------------------------------------
23  AXP U.S. GOVERNMENT MORTGAGE FUND -- ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) At May 31, 2002, the cost of securities purchased, including interest purchased, on a when-issued or forward-commitment basis was $21,322,953.
(c) At May 31, 2002, the cost of securities for federal income tax purposes was $110,730,902 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $653,425
     Unrealized depreciation                                      (6,484)
                                                                  ------
     Net unrealized appreciation                                $646,941
                                                                --------

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24  AXP U.S. GOVERNMENT MORTGAGE FUND -- ANNUAL REPORT

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP U.S. Government Mortgage Fund
Fiscal period ended May 31, 2002

Class A
Income distribution taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                    Per share
Feb. 26, 2002                                   $0.00426
March 26, 2002                                   0.00931
April 26, 2002                                   0.00935
May 24, 2002                                     0.00991
Total distributions                             $0.03283

Class B
Income distribution taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                    Per share
Feb. 26, 2002                                   $0.00392
March 26, 2002                                   0.00691
April 26, 2002                                   0.00630
May 24, 2002                                     0.00707
Total distributions                             $0.02420

Class C
Income distribution taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                    Per share
Feb. 26, 2002                                   $0.00308
March 26, 2002                                   0.00676
April 26, 2002                                   0.00625
May 24, 2002                                     0.00700
Total distributions                             $0.02309

Class Y
Income distribution taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                    Per share
Feb. 26, 2002                                   $0.00456
March 26, 2002                                   0.00982
April 26, 2002                                   0.00995
May 24, 2002                                     0.01051
Total distributions                             $0.03484

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25  AXP U.S. GOVERNMENT MORTGAGE FUND -- ANNUAL REPORT

AXP U.S. Government Mortgage Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

Ticker Symbol

Class A: AUGAX    Class B:AUGBX
Class C: N/A      Class Y: N/A

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.



                                                                          (logo)
                                                                        AMERICAN
                                                                         EXPRESS

                                                                 S-6245 C (7/02)